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              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549






                                    FORM 8-K



                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                               SEPTEMBER 24, 1999
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                            ESPRIT TELECOM GROUP plc
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



        ENGLAND AND WALES                0-29148                   NONE
 (STATE OR OTHER JURISDICTION          (COMMISSION             (IRS EMPLOYER
        OF INCORPORATION)              FILE NUMBER)          IDENTIFICATION NO.)


                                MINERVA HOUSE
                  VALPY STREET, READING RG1 1AR UNITED KINGDOM
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)    (ZIP CODE)



                                +44 118 951 4000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




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Item 8. Change in Fiscal Year End

On September 24, 1999, the Board of Directors of Esprit Telecom Group plc, (the "Registrant") determined, in order to conform its fiscal year to the fiscal year of Global TeleSystems Group, Inc., its parent, that it would adopt a new fiscal year ending December 31. The Registrant's former fiscal year ended on September
30. Accordingly, the Registrant plans to file a Report on either Form 10-K or 10-Q covering the financial results of the transition period for October 1,
1998 to December 31, 1998.
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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Esprit Telecom Group plc
                                        (Registrant)



Date:  September 30, 1999
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                                        Grier C. Raclin
                                        Officer